                                                                    EXHIBIT 23.1


The Board of Directors
FTD.COM INC.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                 /S/ KPMG LLP

Chicago, Illinois
September 17, 1999